                                                                  EXECUTION COPY


                        VOTING AND DISPOSITION AGREEMENT

                  This VOTING AND DISPOSITION AGREEMENT, dated as of July 13, 2000 (this "AGREEMENT"), by and among Hanover Compressor Company, a Delaware corporation ("PARENT"), and the undersigned holders (collectively, the "HOLDERS" and each a "HOLDER") of shares of common stock, par value $.01 per share ("COMPANY COMMON STOCK"), of OEC Compression Corporation, an Oklahoma corporation (the "COMPANY").

                                    RECITALS

                  WHEREAS, the Company, Parent and Caddo Acquisition Corporation, an Oklahoma corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (the "MERGER AGREEMENT"; capitalized terms used and not defined herein having the meanings given them in the Merger Agreement), pursuant to which Merger Sub would be merged with and into the Company (the "MERGER"), and each outstanding share of Company Common Stock would be converted into the right to receive shares of common stock, par value $.001 per share, of Parent ("PARENT COMMON STOCK");

                  WHEREAS, as a condition of its entering into the Merger Agreement, Parent has requested each Holder to agree, and each Holder hereby agrees, to enter into this Agreement;

                  WHEREAS, prior to the date hereof, Parent and the Holders had no agreement, arrangement or understanding (as such terms are used in Section 1090.3 of the Oklahoma General Corporation Law (the "OGCL")) for the purpose of acquiring, holding, voting or disposing of shares of Company Common Stock; and

                  WHEREAS, in consideration for the agreements contained herein, prior to the execution hereof, and prior to Parent becoming an "interested stockholder" for purposes of Section 1090.3 of the OGCL, the Board of Directors of the Company has approved this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, including the agreement of the Holders to vote as provided in Section 2 of this Agreement and not to transfer shares of Company Common Stock as provided in Section 6(B) of this Agreement.

                                    AGREEMENT

                  NOW, THEREFORE, the parties hereto agree as follows:

         1     REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder
represents and warrants, severally and not jointly, to Parent as follows:

               A. OWNERSHIP OF SECURITIES. As of the date hereof, such Holder is the record and/or beneficial owner of the number of shares of Company Common Stock (the "EXISTING SECURITIES") (together with any shares of Company Common Stock or other securities, of the Company hereafter acquired by the Holder through purchase, exercise of options or warrants or otherwise, the "SUBJECT SECURITIES") set forth on the signature page to this Agreement. Such Holder does not beneficially or of record own any securities of the Company on the date hereof other than the Existing Securities. Such Holder has sole voting power and sole power to issue instructions with respect to the voting of the Existing Securities, sole power of disposition, sole power of exercise and the sole power to demand appraisal rights, in each case with respect to all of the Existing Securities, and, on the date of the Company Stockholders' Meeting (as defined in the Merger Agreement), will have the sole voting power and power to issue instructions with respect to the voting of all of such Holder's Subject Securities, the sole powers of disposition, exercise and the sole power to demand appraisal rights, in each case with respect to all of such Holder's Subject Securities.

               B. AUTHORITY; BINDING AGREEMENT. Each Holder has the legal capacity, power and authority to enter into and perform all of such Holder's obligations under this Agreement. The execution, delivery and performance of this Agreement by each Holder will not violate any other agreement relating to the Subject Securities to which the Holder is a party, including, without limitation, any voting agreement, stockholder's agreement, partnership agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Holder and constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               C. NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any local, state or federal public body or authority is necessary for the execution of this Agreement by such Holder and the consummation by such Holder of the transactions contemplated hereby, and neither the execution and delivery of this Agreement by such Holder, nor the consummation by such Holder of the transactions contemplated hereby nor compliance by such Holder with any of the provisions hereof shall conflict with or result in any breach of any applicable corporate, partnership or other organizational documents applicable to such Holder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Holder is a party or by which such Holder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Holder or any of such Holder's properties or assets.

               D. NO ENCUMBRANCES. The Subject Securities are now, and at all times during the term hereof will be, held by such Holder, or by a nominee or custodian for the benefit of such Holder, free and clear of all liens, claims, options, charges, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances or proxies whatsoever (collectively, "ENCUMBRANCES"), except for any encumbrances or proxies arising hereunder.

               E. NO FINDER'S FEES. No broker, investment banker, financial advisor or other Person (as defined below) is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Holder except that the Company has employed Prudential Securities as its financial advisor, the arrangements with which have been disclosed in writing to Parent and Merger Sub prior to, and will not be modified subsequent to, the date of the Merger Agreement. "PERSON" shall mean any individual, corporation, partnership, limited liability company, sole proprietorship, trust, joint venture, firm, association, company or other entity.

               F. NO OTHER AGREEMENTS. Except pursuant to the Merger Agreement, no Holder has a legal obligation, absolute or contingent, to any other Person to sell, dispose of or otherwise transfer all or any portion of the Subject Securities.

               G. RELIANCE BY PARENT. The Holders understand and acknowledge that Parent is entering into, and causing Merger Sub to enter into, the Merger Agreement in reliance upon the Holder's execution, delivery and performance of this Agreement.

         2    AGREEMENT TO VOTE SHARES. During the period commencing on the date hereof and continuing until the first to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement, at every meeting of the stockholders of the Company however called and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, each Holder, severally and not jointly, agrees that it shall vote (or caused to be voted), or execute a written consent with respect to, as appropriate, all of the Subject Securities as to which it has power to vote in any such vote or consent: (i) in favor of the Merger, the adoption of and execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement and (ii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (1) any merger, consolidation, business combination, recapitalization, sale of substantial assets, sale or acquisition of shares of capital stock (including, without limitation, by way of a tender offer) or similar transaction involving the Company or any of its subsidiaries; (2)(a) any amendment of the Company's certificate of incorporation or bylaws or any change in the majority of the Board of Directors of the Company; (b) any material change in the present capitalization of the Company; (c) any other material change in the Company's corporate structure or business; or (d) any other action, which, in the case of each of the matters referred to in clauses
(a), (b) or (c) above, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the consummation of the Merger or the transactions contemplated by the Merger Agreement or this Agreement; and (3) any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of a Holder under this Agreement.

         3    IRREVOCABLE PROXY. EACH HOLDER HEREBY, SEVERALLY AND NOT JOINTLY,
GRANTS TO, AND APPOINTS MERGER SUB AND THE PRESIDENT OF MERGER SUB AND THE TREASURER OF MERGER SUB, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF MERGER SUB, AND ANY OTHER DESIGNEE OF MERGER SUB, EACH OF THEM INDIVIDUALLY, SUCH HOLDER'S PROXY WITH RESPECT TO THE SUBJECT SECURITIES AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO SUCH HOLDER'S SUBJECT SECURITIES IN ACCORDANCE WITH SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. EACH HOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS, INCLUDING, WITHOUT LIMITATION, THE FORM OF PROXY ATTACHED HERETO AS EXHIBIT A (THE "PROXY") AS MAY BE REASONABLY NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE SUBJECT SECURITIES. AS PROMPTLY AS PRACTICABLE, EACH HOLDER SHALL MAKE ALL FILINGS AND GIVE ALL NOTICES WITH RESPECT TO THE PROXY AS MAY BE REQUIRED BY APPLICABLE LAW. THE HOLDER SHALL NOT ENTER INTO ANY AGREEMENT OR UNDERSTANDING WITH ANY PERSON, THE EFFECT OF WHICH WOULD BE INCONSISTENT WITH, OR VIOLATIVE OF, THE PROVISIONS AND AGREEMENTS CONTAINED IN THIS SECTION 3.

         4    RESTRICTIONS ON TRANSFER OF PARENT COMMON STOCK. Each of the
Holders, hereby agree that such Holder shall not, directly or indirectly, during a period of 120 days from the Effective Time (the "STANDSTILL PERIOD"), without the prior written consent of Parent, sell, offer or agree to sell or otherwise dispose of any Parent Common Stock received by such Holder pursuant to the Merger. Each Holder further agrees that, for each succeeding 30-day period following the Standstill Period, such Holder shall not, directly or indirectly, without the written consent of Parent, sell, offer or agree to sell or otherwise dispose of, more than 15% of the shares of Parent Common Stock such Holder receives in connection with the Merger. Each Holder acknowledges and agrees that the certificates representing such Holder's Parent Common Stock will bear a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN VOTING AND DISPOSITION AGREEMENT DATED AS OF JULY __, 2000 BY AND AMONG THE RESTRICTED HOLDERS (AS DEFINED THEREIN), HANOVER COMPRESSOR COMPANY AND CADDO ACQUISITION CORPORATION.

5.       REPRESENTATIONS AND WARRANTIES OF PARENT.

               A. POWER; BINDING AGREEMENT. Parent has full corporate power and authority to enter into and perform all of Parent's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               B. NO CONFLICTS. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby and neither the execution and delivery of this Agreement by Parent nor the consummation by Parent of the transactions contemplated hereby, nor compliance by Parent with any of the provisions hereof shall conflict with or result in any breach of any organizational documents applicable to Parent, or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default, or give rise to any third-party right of termination, cancellation, material modification or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent is a party or by which Parent's properties or assets may be bound, or violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Parent or any of Parent's properties or assets, except for any such conflicts, breaches, defaults or violations as would not materially impair Parent's performance of its obligations hereunder.

         6    COVENANTS OF THE HOLDERS.  Each Holder, severally and not jointly, hereby agrees and covenants that:

               A. NO SOLICITATION. Such Holder (and Persons acting on behalf of the Holder) shall not, directly or indirectly, solicit (including by way of furnishing information), initiate, encourage or respond to, or take any other action knowingly to facilitate any inquiries or the making of any proposal by any Person with respect to the Company that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal or permit or authorize any Person acting on behalf of the Holder to do any of the foregoing. If any Holder receives any such inquiry or proposal, then it shall immediately inform Parent of all terms and conditions, if any, of such inquiry or proposal and the identity of the person making it and shall, in the case of written proposals or inquiries, furnish Parent with a copy of such proposal or inquiry (and all amendments and supplements thereto). Such Holder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

               B.  RESTRICTION ON TRANSFER OF COMPANY COMMON STOCK, PROXIES
         AND NONINTERFERENCE. Such Holder shall not, prior to the termination of this Agreement, directly or indirectly, except pursuant to the terms of the Merger Agreement or this Agreement: (i) offer for sale, sell, transfer (whether by merger, operation of law or otherwise), tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Holder's Subject Securities; (ii) grant any proxies or powers of attorney, deposit any such Subject Securities into a voting trust or enter into a voting agreement with respect to any of such Holder's Subject Securities; or (iii) take any action that would make any representation, warranty, covenant or other provision contained herein untrue or incorrect or have the effect of, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or materially adversely affect such Holder from performing its obligations under this Agreement. The Holder's Company Common Stock certificates shall be legended to reflect the above restrictions.

               C. WAIVER OF APPRAISAL RIGHTS. Such Holder hereby irrevocably waives any rights of appraisal or rights to dissent, if any, from the Merger that the Holder may now or hereafter have.

               D. STOP TRANSFER; CHANGES IN SUBJECT SECURITIES. Such Holder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Securities, unless such transfer is made in compliance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, merger, recapitalization, combination, conversion or exchange of shares or the like (in each case with a record date prior to the termination of this Agreement), the term "Subject Securities" shall be deemed to refer to and include the Subject Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Securities may be changed or exchanged and such dividends, distributions and securities, as the case may be, shall be paid to Parent at the Closing or promptly following the receipt of such dividend or distribution, if the Closing theretofor shall have occurred.

               E. CONFIDENTIALITY. Such Holder recognizes that successful consummation of the transactions contemplated by this Agreement and the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof in accordance with the provisions of the Merger Agreement, the Holder hereby agrees not to disclose or discuss such matters with any Person (other than Parent or Merger Sub and the respective counsel and advisors of the Holders, Parent and Merger Sub) without the prior written consent of Parent, except for filings required pursuant to the Exchange Act and the rules and regulations thereunder or disclosures necessary in order to fulfill the Holder's obligations imposed by law, in which event the Holder shall give prior written notice of such disclosure to Parent as promptly as practicable so as to enable Parent to seek a protective order from a court of competent jurisdiction with respect thereto.

         7    FIDUCIARY DUTIES. Notwithstanding anything in this Agreement to the contrary, the covenants and agreements set forth herein shall not prevent any Holders serving on the Company's Board of Directors from taking any action, subject to applicable provisions of the Merger Agreement, which such director shall determine in good faith, after consultation with legal counsel, to be required by his fiduciary duties to the Company or its stockholders while acting in such person's capacity as a director of the Company.

         8    ASSIGNMENT; BENEFITS.  This Agreement may be assigned, in whole or in part, by Parent to Merger Sub or any other wholly-owned subsidiary of Parent, to the extent and for so long as such subsidiary remains a wholly-owned subsidiary of Parent. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the Holder, Parent and their respective successors and permitted assigns.

         9    NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)  if to a Holder, to:

                   The corresponding address set forth on the signature pages hereto;

         (b)       if to Parent, to:

                                   Hanover Compressor Company
                                   12001 N. Houston Rosslyn Road
                                   Houston, Texas 77086
                                   Attention:  Michael J. McGhan
                                   Telecopy:  (281) 447-0821

                                   with a copy to:

                                   Latham & Watkins
                                   233 South Wacker Drive
                                   Suite 5800
                                   Chicago, Illinois 60606
                                   Attention:  Richard Meller, Esq.
                                   Telecopy:  (312) 993-9767

         10   SPECIFIC PERFORMANCE. The parties hereto agree that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         11   AMENDMENT. This Agreement may not be amended or modified,
except by an instrument in writing signed by or on behalf of each of the parties hereto. This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

         12   GOVERNING LAW. The laws of the State of Oklahoma shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding by a party hereto with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any state or federal court of competent jurisdiction in Houston, Texas and each party hereto hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each party hereto hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any state or federal court of competent jurisdiction in Houston, Texas and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against a party hereto with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction Houston, Texas and each party hereto hereby irrevocably waives any right which it may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority.

         13   COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         14   TERMINATION. This Agreement shall terminate upon the earlier of
(i) the Effective Time or (ii) the date of termination of the Merger Agreement. Upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby or by the Merger Agreement on the part of any party hereto or any of its directors, officers, partners, stockholders, employees, agents, advisors, representatives or affiliates; provided, however, that nothing herein shall relieve any party from any liability for such party's willful breach of this Agreement; and provided further that nothing herein shall limit, restrict, impair, amend or otherwise modify the rights, remedies, obligations or liabilities of any Person under any other contract or agreement, including, without limitation, the Merger Agreement.

         15   FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or appropriate to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         16   ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement,
together with the Merger Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. This Agreement is not intended for the benefit of or intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         17   CERTAIN EVENTS. Each Holder agrees that this Agreement and the obligations hereunder shall attach to the Subject Securities and shall be binding upon any Person to which legal or beneficial ownership of such Subject Securities shall pass, whether by operation of law or otherwise, including, without limitation, the Holder's heirs, guardians, administrators or successors. Notwithstanding any transfer of Subject Securities, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

         18   DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         19   SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceabilty will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         20   REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by either party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         21   NO WAIVER. The failure of either party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other party hereto with its obligations hereunder, and any custom or practice of the parties hereto at variance with the terms hereof shall not constitute a waiver by such party of its or his right to exercise any such or other right, power or remedy or to demand such compliance.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                                     HANOVER COMPRESSOR COMPANY

                                     By:
                                        ---------------------------------------
                                     Its:
                                         --------------------------------------


                                     HOLDERS:


                                     HACL, Ltd.
                                     By: Six-Dawaco, Inc., its general partner

                                     By:
                                        ---------------------------------------
                                     Its:
                                         --------------------------------------
                                     Address:    2838 Woodside
                                                 Dallas, Texas 75201
                                     Telecopy:   (214) 981-0700

                                     Energy Investors Joint Venture
                                     By: HACL, Ltd., its managing joint venture
                                         partner
                                     By: Six-Dawaco, Inc., its general partner

                                     By:
                                        ---------------------------------------
                                     Its:
                                         --------------------------------------
                                     Address:    2838 Woodside
                                                 Dallas, Texas 7201
                                     Telecopy:   (214) 981-0700

                                                                       EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

              Pursuant to Section 3 of the Voting and Disposition Agreement, dated as of July 13, 2000, as the same may be amended from time to time, (the "VOTING AGREEMENT"), between Hanover Compressor Company, a Delaware corporation ("PARENT") and the undersigned stockholders (collectively, the "HOLDERS" and each a "Holder") of shares of common stock, par value $.01 per share ("COMPANY COMMON STOCK"), of OEC Compression Corporation, an Oklahoma corporation (the "COMPANY"), the undersigned hereby irrevocably appoint Caddo Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("MERGER SUB"), Michael J. McGhan, and William S. Goldberg, and each of them, or any other designee of Parent or Merger Sub, their attorneys-in-fact and proxies of the undersigned, each with full power of substitution:

              (a) to attend any meeting (whether annual or special or both) of the stockholders of the Company, including any adjournment or postponement thereof, on behalf of the undersigned, and at such meeting, with respect to all shares of common stock of the Company owned (or beneficially owned) by the undersigned on the date hereof or acquired hereafter that are entitled to vote at such meeting or over which the undersigned has voting power (and any and all other shares of common stock of the Company or other securities issued on or after the date hereof in respect of any such shares), including, without limitation, the shares indicated in the last paragraph of this proxy:

                   (i) to vote (in person or by proxy) in favor of the approval of the plan of merger contained in Agreement and Plan of Merger, dated as of July 13, 2000, by and among Parent, Merger Sub and the Company (as the same may be amended from time to time, the "MERGER AGREEMENT"), and in favor of any other action related to the Merger (as defined in the Merger Agreement) or in furtherance of the transactions contemplated by the Merger Agreement, and otherwise to act with respect to such shares as each such attorney and proxy or his or her substitute shall in his or her reasonable discretion deem necessary or appropriate for such purpose; and

                   (ii) to vote (in person or by proxy) against (A) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, liquidation, dissolution, recapitalization, reorganization, winding up or other business combination, acquisition or sale or other disposition of a material amount of assets or securities, tender offer or exchange offer or any other similar transaction involving the Company, its securities or any of its material subsidiaries or divisions, (B) any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of any Holder under the Voting Agreement,
(C) any change in the present capitalization of the Company or any amendment of Company's articles of incorporation or by-laws, (D) any other material change in the Company's corporate structure or business and (E) any other action involving the Company or its subsidiaries which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or otherwise adversely affect the Merger or any transaction contemplated by the Merger Agreement; and

         (b) to execute and deliver one or more consents in writing in lieu of such meeting or adjournment thereof.

         The undersigned affirms that this proxy is issued in connection with the Merger Agreement to facilitate the transactions contemplated thereunder and in consideration of Parent entering into the Merger Agreement and as such is coupled with an interest and is irrevocable. This proxy will terminate upon the termination of the Merger Agreement in accordance with its terms. For purposes of this proxy, any written consent shall be deemed delivered to such attorneys and proxies and their substitutes when delivered to Merger Sub in accordance with the Merger Agreement, and any written consent shall be deemed delivered to the Company when delivered to it in accordance with the Merger Agreement.

         By execution and delivery of this proxy to the designees of Merger Sub, the undersigned (a) confirms that the undersigned has received copies of the Merger Agreement and the Voting Agreement, and that all other information deemed necessary by the undersigned concerning the Merger, the Merger Agreement, the Voting Agreement and the transactions contemplated under any such agreements or any other matters considered by the undersigned to be relevant to the undersigned's decision to execute this proxy have been made available to the undersigned and (b) agrees that the undersigned win not sell, transfer or otherwise dispose of any Subject Shares (as defined in the Voting Agreement) prior to the termination of the Voting Agreement.

         All authority herein conferred or agreed to be conferred shall survive the death, liquidation or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This proxy revokes any and all other proxies heretofore granted by the undersigned to vote or otherwise to act with respect to any of the shares to which this proxy relates. The undersigned will not give any subsequent proxy (and such proxy if given will be deemed not to be effective) with respect to such shares that purports to grant authority within the scope of the authority hereby conferred, except on the express condition that such proxy shall not be effective unless and until this proxy shall have terminated in accordance with its terms. This proxy shall be governed by the internal laws of the State of Delaware.

         As of the date hereof, the undersigned owns or possesses voting power with respect to shares of _________ common stock, par value $.01 per share, of the Company, and such shares are entitled to vote with respect the approval by the stockholders of the Company of the plan of merger set forth in the Merger Agreement and each of the other transactions contemplated by the Merger Agreement.

                                           By:
                                              -------------------------------
                                                   [HOLDER]